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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              FEBRUARY 19, 1998
                                                               -----------------

                         AMERICAN PACIFIC CORPORATION
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            (Exact name of registrant as specified in its charter)


          DELAWARE                  1-8137                   59-6490478
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(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


        3770 HOWARD HUGHES PARKWAY, SUITE 300, LAS VEGAS, NEVADA  89109
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                    Address of principal executive offices


Registrant's telephone number, including area code:               (702) 735-2200
                                                                  --------------

                                      N/A
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Former name or former address, if changed since last report.
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     ITEM 5.  OTHER EVENTS
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         On February 19, 1998, American Pacific Corporation issued a press release, which is set forth as Exhibit 99.1 to this Current Report.

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Exhibit No.                      Exhibits
-----------                      --------

99.1 Press Release of American Pacific Corporation dated February 19, 1998.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   American Pacific Corporation


Date: February 19, 1998            By:  /s/ David N. Keys
                                       --------------------
                                       Name:  David N. Keys
                                       Title:  Senior Vice President

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